                             Amendment of Bylaws

                                      of

                            PerfectData Corporation


     This is to certify that I am the duly elected, qualified and acting Secretary of the above-named corporation and that at a meeting of the Board of Directors duly noticed and held on December 1, 1998, Section 2 of Article III of the Bylaws of the above-named corporation was amended to read in its entirety as follows:

     "Section 2.  NUMBER AND QUALIFICATION OF DIRECTORS.
     The authorized number of Directors shall be not less than three (3) or more than five (5) until changed by amendment of the Articles of Incorporation or by a bylaw duly adopted by the shareholders. The exact number of Directors shall be fixed, within the limits specified in the Articles of Incorporation or the Bylaws, or by a bylaw or amendment thereof duly adopted by the shareholders or by the Board of Directors.

          "The exact number of Directors shall be three (3) until changed as provided in the foregoing paragraph of this Section 2."

     IN WITNESS WHEREOF, I have hereunto set my hand as of December 11, 1998.

                               /s/ Irene J. Marino
                               -------------------------------------
                               Irene J. Marino, Secretary

                             Amendment of Bylaws

                                      of

                            PerfectData Corporation


     This is to certify that I am the duly elected, qualified and acting Secretary of the above-named corporation and that at a meeting of the Board of Directors duly noticed and held on October 19, 1995, Section 2 of Article III of the Bylaws of the above-named corporation was amended to read in its entirety as follows:

     "Section 2.  NUMBER AND QUALIFICATION OF DIRECTORS.
     The authorized number of Directors shall be not less than three (3) or more than five (5) until changed by amendment of the Articles of Incorporation or by a bylaw duly adopted by the shareholders. The exact number of Directors shall be fixed, within the limits specified in the Articles of Incorporation or the Bylaws, or by a bylaw or amendment thereof duly adopted by the shareholders or by the Board of Directors.

          "The exact number of Directors shall be four (4) until changed as provided in the foregoing paragraph of this Section 2."

     IN WITNESS WHEREOF, I have hereunto set my hand as of October 24, 1995.

                               /s/ Irene J. Marino
                               -------------------------------------
                               Irene J. Marino, Secretary

                             Amendment of Bylaws

                                      of

                            PerfectData Corporation


     This is to certify that I am the duly elected, qualified and acting Secretary of the above-named corporation and that at a meeting of the Board of Directors duly noticed and held on November 1, 1994, Section 2 of Article III of the Bylaws of the above-named corporation was amended to read in its entirety as follows:

     "Section 2.  NUMBER AND QUALIFICATION OF DIRECTORS.
     The authorized number of Directors shall be not less than three (3) or more than five (5) until changed by amendment of the Articles of Incorporation or by a bylaw duly adopted by the shareholders. The exact number of Directors shall be fixed, within the limits specified in the Articles of Incorporation or the Bylaws, or by a bylaw or amendment thereof duly adopted by the shareholders or by the Board of Directors.

          "The exact number of Directors shall be three (3) until changed as provided in the foregoing paragraph of this Section 2."

     IN WITNESS WHEREOF, I have hereunto set my hand as of November 4, 1994.

                               /s/ Irene J. Marino
                               -------------------------------------
                               Irene J. Marino, Secretary

                             Amendment of Bylaws

                                      of

                            PerfectData Corporation


     This is to certify that I am the duly elected, qualified and acting Secretary of the above-named corporation and that at a meeting of the Board of Directors duly noticed and held on November 4, 1993, Section 2 of Article III of the Bylaws of the above-named corporation was amended to read in its entirety as follows:

     "Section 2.  NUMBER AND QUALIFICATION OF DIRECTORS.
     The authorized number of Directors shall be not less than three (3) or more than five (5) until changed by amendment of the Articles of Incorporation or by a bylaw duly adopted by the shareholders. The exact number of Directors shall be fixed, within the limits specified in the Articles of Incorporation or the Bylaws, or by a bylaw or amendment thereof duly adopted by the shareholders or by the Board of Directors.

          "The exact number of Directors shall be five (5) until changed as provided in the foregoing paragraph of this Section 2."

     IN WITNESS WHEREOF, I have hereunto set my hand as of November 8, 1993.

                               /s/ Irene J. Marino
                               -------------------------------------
                               Irene J. Marino, Secretary

                             Amendment of Bylaws

                                      of

                            PerfectData Corporation


     This is to certify that I am the duly elected, qualified and acting Secretary of the above-named corporation and that at a meeting of the Board of Directors duly noticed and held on August 12, 1993, Section 2 of Article III of the Bylaws of the above-named corporation was amended to read in its entirety as follows:

     "Section 2.  NUMBER AND QUALIFICATION OF DIRECTORS.
     The authorized number of Directors shall be not less than three (3) or more than five (5) until changed by amendment of the Articles of Incorporation or by a bylaw duly adopted by the shareholders. The exact number of Directors shall be fixed, within the limits specified in the Articles of Incorporation or the Bylaws, or by a bylaw or amendment thereof duly adopted by the shareholders or by the Board of Directors.

          "The exact number of Directors shall be four (4) until changed as provided in the foregoing paragraph of this Section 2."

     IN WITNESS WHEREOF, I have hereunto set my hand as of August 13, 1993.

                               /s/ Irene J. Marino
                               -------------------------------------
                               Irene J. Marino, Secretary

                             Amendment of Bylaws

                                      of

                            PerfectData Corporation


     This is to certify that I am the duly elected, qualified and acting Secretary of the above-named corporation and that at a meeting of the Board of Directors duly noticed and held on June 28, 1993, Section 2 of Article III of the Bylaws of the above-named corporation was amended to read in its entirety as follows:

     "Section 2.  NUMBER AND QUALIFICATION OF DIRECTORS.
     The authorized number of Directors shall be not less than three (3) or more than five (5) until changed by amendment of the Articles of Incorporation or by a bylaw duly adopted by the shareholders. The exact number of Directors shall be fixed, within the limits specified in the Articles of Incorporation or the Bylaws, or by a bylaw or amendment thereof duly adopted by the shareholders or by the Board of Directors.

          "The exact number of Directors shall be five (5) until changed as provided in the foregoing paragraph of this Section 2."

     IN WITNESS WHEREOF, I have hereunto set my hand as of June 30, 1993.

                               /s/ Irene J. Marino
                               -------------------------------------
                               Irene J. Marino, Secretary

                             Amendment of Bylaws

                                      of

                            PerfectData Corporation


     This is to certify that I am the duly elected, qualified and acting Secretary of the above-named corporation and that at a meeting of the Board of Directors duly noticed and held on September 6, 1991, Section 2 of Article III of the Bylaws of the above-named corporation was amended to read in its entirety as follows:

     "Section 2.  NUMBER AND QUALIFICATION OF DIRECTORS.
     The authorized number of Directors shall be not less than three (3) or more than five (5) until changed by amendment of the Articles of Incorporation or by a bylaw duly adopted by the shareholders. The exact number of Directors shall be fixed, within the limits specified in the Articles of Incorporation or the Bylaws, or by a bylaw or amendment thereof duly adopted by the shareholders or by the Board of Directors.

          "The exact number of Directors shall be three (3) until changed as provided in the foregoing paragraph of this Section 2."

     IN WITNESS WHEREOF, I have hereunto set my hand as of October 31, 1991.

                               /s/ Irene J. Marino
                               -------------------------------------
                               Irene J. Marino, Secretary

                             Amendment of Bylaws

                                      of

                            PerfectData Corporation


     This is to certify that I am the duly elected, qualified and acting Secretary of the above-named corporation and that at a meeting of the Board of Directors duly noticed and held on June 27, 1990, Section 2 of Article III of the Bylaws of the above-named corporation was amended to read in its entirety as follows:

     "Section 2.  NUMBER AND QUALIFICATION OF DIRECTORS.
     The authorized number of Directors shall be not less than five (5) or more than nine (9) until changed by amendment of the Articles of Incorporation or by a bylaw duly adopted by the shareholders. The exact number of Directors shall be fixed, within the limits specified in the Articles of Incorporation or the Bylaws, or by a bylaw or amendment thereof duly adopted by the shareholders or by the Board of Directors.

          "The exact number of Directors shall be five (5) until changed as provided in the foregoing paragraph of this Section 2."

     IN WITNESS WHEREOF, I have hereunto set my hand as of August 17, 1990.

                               /s/ Irene J. Marino
                               -------------------------------------
                               Irene J. Marino, Secretary

                             Amendment of Bylaws

                                      of

                            PerfectData Corporation


     This is to certify that I am the duly elected, qualified and acting Secretary of the above-named corporation and that at a meeting of the Board of Directors duly noticed and held on June 22, 1989, Section 2 of Article III of the Bylaws of the above-named corporation was amended to read in its entirety as follows:

     "Section 2.  NUMBER AND QUALIFICATION OF DIRECTORS.
     The authorized number of Directors shall be not less than five (5) or more than nine (9) until changed by amendment of the Articles of Incorporation or by a bylaw duly adopted by the shareholders. The exact number of Directors shall be fixed, within the limits specified in the Articles of Incorporation or the Bylaws, or by a bylaw or amendment thereof duly adopted by the shareholders or by the Board of Directors.

          "The exact number of Directors shall be six (6) until changed as provided in the foregoing paragraph of this Section 2."

     IN WITNESS WHEREOF, I have hereunto set my hand as of July 28, 1989.

                               /s/ Irene J. Marino
                               -------------------------------------
                               Irene J. Marino, Secretary

                             Amendment of Bylaws

                                      of

                            PerfectData Corporation


     This is to certify that I am the duly elected, qualified and acting President of the above-named corporation and that at the Annual Meeting of Shareholders duly noticed and held on November 7, 1985, Section 2 of Article III of the Bylaws of the above-named corporation was amended to read in its entirety as follows:

     "Section 2.  NUMBER AND QUALIFICATION OF DIRECTORS.
     The authorized number of Directors shall be not less than five (5) or more than nine (9) until changed by amendment of the Articles of Incorporation or by a bylaw duly adopted by the shareholders. The exact number of Directors shall be fixed, within the limits specified in the Articles of Incorporation or the Bylaws, or by a bylaw or amendment thereof duly adopted by the shareholders or by the Board of Directors.

          "The exact number of Directors shall be five (5) until changed as provided in the foregoing paragraph of this Section 2."

     IN WITNESS WHEREOF, I have hereunto set my hand as of December 31, 1985.

                               /s/ C. Paul Davis
                               -------------------------------------
                               C. Paul Davis, President

                             Amendment of Bylaws

                                      of

                            PerfectData Corporation


     This is to certify that I am the duly elected, qualified and acting Secretary of the above-named corporation and that at a meeting of the Board of Directors duly noticed and held on April 3, 1985, Section 2 of Article III of the Bylaws of the above-named corporation was amended to read in its entirety as follows:

     "Section 2.  NUMBER AND QUALIFICATION OF DIRECTORS.
     The authorized number of Directors shall be not less than three (3) or more than five (5) until changed by amendment of the Articles of Incorporation or by a bylaw duly adopted by the shareholders. The exact number of Directors shall be fixed, within the limits specified in the Articles of Incorporation or the Bylaws, by a bylaw or amendment thereof duly adopted by the shareholders or by the Board of Directors.

          "The exact number of Directors shall be five (5) until changed as provided in the foregoing paragraph of this Section 2."

     IN WITNESS WHEREOF, I have hereunto set my hand as of April 3, 1985.

                               /s/ Lewis A. Whitaker
                               -------------------------------------
                               Lewis A. Whitaker, Secretary

                                      BYLAWS

                                       of

                             PerfectData Corporation

                             a California Corporation












                                    EXHIBIT 3.2

                                  ARTICLE I.  OFFICES

     Section 1.    PRINCIPAL EXECUTIVE OFFICE.   The principal executive
office of the corporation is hereby fixed at 9174 Deering Avenue, Chatsworth, California 91311. The Board of Directors (herein called the "Board") is hereby granted full power and authority to change said principal executive office from one location to another. Any such change shall be noted on the Bylaws opposite this Section, or this Section may be amended to state the new location.

     Section 2.    OTHER OFFICES.   Branch or subordinate offices may at any
time be established by the Board at any place or places.

                                ARTICLE II.  SHAREHOLDERS

     Section 1.   PLACE OF MEETINGS.   Meetings of shareholders shall be held
either at the principal executive office of the corporation or at any other place within or without the State of California which may be designated either by the Board or by the written consent of all persons entitled to vote thereat, given either before or after the meeting and filed with the Secretary.

     Section 2.   ANNUAL MEETINGS.   The annual meeting of shareholders shall
be held on March 15 at 10:00 a.m. local time, or such other date or such other time as may be fixed by the Board; provided, however, that should said day fall upon a Saturday, Sunday, or legal holiday observed by the corporation at its principal executive office, then any such annual meeting of shareholders shall be held at the same time and place on the next day thereafter ensuing which is a full business day. At such meetings directors shall be elected and any other proper business may be transacted.

     Section 3.   SPECIAL MEETINGS.   Special meetings of the shareholders
may be called at any time by the Board, the Chairman of the Board, the President, or by the holders of shares entitled to cast not less than ten percent of the votes at such meeting. Upon request in writing to the Chairman of the Board, the President, any Vice President or the Secretary by any person (other than the Board), entitled to call a special meeting of the shareholders, the officer forthwith shall cause notice to be given to the shareholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, not less than 35 nor more than 60 days after receipt of the request. If the notice is not given within 20 days after receipt of the request, the persons entitled to call the meeting may give the notice.


                                       1.

     Section 4.   NOTICE OF ANNUAL OR SPECIAL MEETING.   (a) Written notice
of each annual or special meeting of shareholders shall be given to each shareholder entitled to vote thereat. Such notice shall state the place, date, and hour of the meeting and (i) in the case of a special meeting the general nature of the business to be transacted, and no other business may be transacted, or (ii) in the case of the annual meeting those matters which the Board, at the time of the mailing of the notice, intends to present for action by the shareholder, but subject to the provisions of applicable law, any proper matter may be presented at the meeting for such actions. The notice of any meeting at which directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by management for election.

     (b) Notice of a shareholders' meeting shall be given either personally or by mail or by other means of written communication, addressed to the shareholder at the address of such shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice; or if, no such address appears or is given, at the place where the principal executive office of the corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located. Notice by mail shall be deemed to have been given at the time a written notice is deposited in the United States mails, postage prepaid. Any other written notice shall be deemed to have or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient.

     Section 5.   QUORUM.   A majority of the shares entitled to vote,
represented in person or by proxy, shall constitute a quorum at any meeting of shareholders. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

     Section 6.   ADJOURNED MEETING AND NOTICE THEREOF.   (a) Any
shareholders' meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares, the holders of which are either present in person or represented by proxy thereat, but in the absence of a quorum (except as provided in Section 5 of this Article) no other business may be transacted at such meeting.

     (b) It shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat, other than by announcement at the meeting at


                                       2.

which such adjournment is taken; provided, however, when any shareholders' meeting is adjourned for more than 45 days or, if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in case of an original meeting.

     Section 7.   VOTING.   (a) The shareholders entitled to notice of any
meeting or to vote at any such meeting shall be only persons in whose name shares stand on the stock records of the corporation on the record date determined in accordance with Section 8 of this Article.

     (b) Voting shall in all cases be subject to the provisions of Chapter 7 of the California General Corporation Law and to the following provisions:

          (i) Subject to clause (g), shares held by an administrator, executor, guardian, conservator or custodian may be voted by such holder, either in person or by proxy, without a transfer of such shares into the holder's name; and shares standing in the name of a trustee may be voted by the trustee, either in person or by proxy, but no trustee shall be entitled to vote shares held by such trustee without a transfer of such shares into the trustee's name.

          (ii) Shares standing in the name of a receiver may be voted by such receiver; and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into the receiver's name if authority to do so is contained in the order of the court by which such receiver was appointed.

          (iii) Subject to the provisions of Section 705 of the California General Corporation Law, and except where otherwise agreed in writing between the parties, a shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

          (iv) Share standing in the name of a minor may be voted and the corporation may treat all rights incident thereto as exercisable by the minor, in person or by proxy, whether or not the corporation has notice, actual or constructive, of the nonage, unless a guardian of the minor's property has been appointed and written notice of such appointment given to the corporation.

          (v) Subject to the provisions of Subsection (vi) below, shares of this corporation standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxyholder as the bylaws of such other corporation may prescribe or, in the absence of such provision, the Board of Directors of such other corporation may determine or, in the


                                       3.

absence of such determination, by the chairman of the board, president or any vice president of such other corporation, or by any other person authorized to do so by the board, president or any vice president of such other corporation. Shares which are purported to be voted or any proxy purported to be executed in the name of a corporation (whether or not any title of the person signing is indicated) shall be presumed to be voted or the proxy executed in accordance with the provisions of this subdivision, unless the contrary is shown.

          (vi) Shares of the corporation owned by any subsidiary shall not be entitled to vote on any matter. A subsidiary for these purposes is defined as a corporation, the shares of which possessing more than 25% of the total combined voting power of all classes of shares entitled to vote, are owned directly or indirectly through one (1) or more subsidiaries.

          (vii) Shares held by the corporation in a fiduciary capacity, and shares of the corporation held in a fiduciary capacity by any subsidiary, shall not be entitled to vote on any matter, except to the extent that the settlor or beneficial owner possesses and exercises a right to vote or to give the corporation binding instructions as to how to vote such shares.

          (viii) If shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, husband and wife as community property, tenants by the entirety, voting trustees, persons entitled to vote under a shareholder voting agreement or otherwise, or if two or more persons (including proxyholders) have the same fiduciary relationship respecting the same shares, unless the secretary of the corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

               (A) If only one votes, such act binds all;

               (B) If more than one vote, the act of the majority so voting binds all;

               (C) If more than one vote, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionately. If the instrument so filed or the registration of the shares shows that any such tenancy is held in unequal interests, a majority or even split for the purposes of this section shall be a majority or even split.

     (c) Subject to the following sentence and to the provisions of
Section 708 of the California General Corporation Law, every shareholder entitled to vote at any election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the


                                       4.

same principle among as many candidates as the shareholder thinks fit. No shareholder shall be entitled to cumulate votes for any candidate or candidates pursuant to the preceding sentence unless such candidate or candidates' names have been placed in nomination prior to the voting and the shareholder has given notice, at the meeting prior to the voting of the shareholder's intention to cumulate the shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination.

     (d) Elections need not be by ballot; providing however, that all elections for directors must be by ballot upon demand made by a shareholder at the meeting and before the voting begins.

     (e) In any election of directors, the candidates receiving the highest number of votes of the shares entitled to be voted for them up to the number of directors to be elected by such shares are elected.

     Section 8.   RECORD DATE.   (a) The Board may fix, in advance, a record
date for the determination of the shareholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution, or any allotment of rights, or to exercise rights in respect of any other lawful action. The record date so fixed shall be not more than 60 nor less than 10 days prior to the date of the meeting nor more than 60 days prior to any other action. When a record date is so fixed, only shareholders of record on that date are entitled to notice of and to vote at the meeting or to receive the dividend, distribution, or allotment of rights, or to exercise of the rights, as the case may be, notwithstanding any transfer of shares on the books of the corporation after the record date. A determination of shareholder of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board fixes a new record date for the adjourned meeting. The Board shall fix a new record date if the meeting is adjourned for more than 45 days.

     (b) If no record date is fixed by the Board, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. The record date for determining shareholders for any purpose other than set forth in this Section 8 or Section 10 of this Article shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the sixtieth day prior to the date of such other action, whichever is later.


                                       5.

     Section 9. CONSENT OF ABSENTEES. The transaction of any meeting of shareholders, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice, or a consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents, or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of shareholders need be specified in any written waiver of notice, except as provided in Section 601(f) of the California General Corporation Law.

     Section 10. ACTION WITHOUT MEETING. Subject to Section 603 of any action which, under any provision of the California General Corporation Law, may be taken at any annual or special meeting of shareholders, may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Unless a record date for voting purposes be fixed as provided in Section 8 of this Article, the record date for determining shareholders entitled to give consent pursuant to this Section 10, when no prior action by the Board has been taken, shall be the day on which the first written consent is given.

     Section 11. PROXIES. Every person entitled to vote shares has the right to do so either in person or by one or more persons authorized by a written proxy executed by such shareholder and filed with the Secretary. Any proxy duly executed is not revoked and continues in full force and effect until revoked by the person executing it prior to the vote pursuant thereto by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or by attendance at the meeting and voting in person by the person executing the proxy; provided, however, that no proxy shall be valid after the expiration of 11 months from the date of its execution unless otherwise provided in the proxy.

     Section 12. INSPECTORS OF ELECTION. (a) In advance of any meeting of shareholders, the Board may appoint any persons, other than nominees for office, as inspectors of elections to act at such meetings and any adjournment thereof. If inspectors of elections be not so appointed or if any person so appointed fail


                                      6.

to appear or refuse to act, the chairman of any such meeting may, and on the request of any shareholder or shareholder's proxy shall, make such appointment at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares present shall determine whether one or three inspectors are to be appointed.

     (b) The duties of such inspectors shall be as prescribed by Section 707(b) of the California General Corporation Law and shall include: determining the number of shares outstanding and the voting power of each; the shares represented at the meeting, the existence of a quorum; the authenticity, validity, and effect of proxies; receiving votes, ballots, or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents, determining when the polls shall close; determining the result; and doing such acts as may be proper to conduct the election or vote with fairness to all shareholders. If there are three inspectors of election, the decision, act, or certificate of a majority is effective in all respects as the decision, act, or certificate of all.

     Section 13. SHAREHOLDERS' AGREEMENTS. (a) Notwithstanding the above provisions, in the event this corporation elects to become a close corporation, an agreement between two (2) or more shareholders thereof, if in writing and signed by the parties thereof, may provide that in exercising any voting rights the shares held by them shall be voted as provided therein or in Section 706 of the California General Corporation Law and may otherwise modify these provisions as to shareholders' meetings and actions.

     (b) EFFECT OF SHAREHOLDERS' AGREEMENTS. Any shareholders' agreement authorized by Section 300(b) of the California General Corporation Law will only be effective to modify the terms of these By-Laws if this corporation elects to become a close corporation with appropriate filing of or amendment to its Articles as required by Section 202 of the California General Corporation Law and shall terminate when this corporation ceases to be a close corporation. Such an agreement cannot waive or alter Sections 158, (defining close corporations), 202 (requirements of Articles of Incorporation), 500 and 501 relative to distributions, 111 (merger), 1201(e) (reorganization) or Chapters 15 (Records and Reports), 16 (Rights of Inspection), 18 (Involuntary Dissolution) or 22 (Crimes and Penalties). Any other provisions of the California General Corporation Law or these By-Laws may be altered or waived thereby, but to the extent


                                      7.

they are not so altered or waived, these By-Laws shall be applicable.

                            ARTICLE III. DIRECTORS

     Section I. POWERS. Subject to limitations of the Articles or these Bylaws, and the California General Corporation Law relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board. The Board may delegate the management of the day-to-day operation of the business of the corporation to a management company or other person provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the Board shall have the following powers in addition to the other powers enumerated in these Bylaws:

     (a) To select and remove all the other officers, agents, and employees of the corporation, prescribe the powers and duties for them as may not be inconsistent with law, or with the Articles or these Bylaws, fix their compensation, and require them security for faithful service.

     (b) To conduct, manage, and control the affairs and business of the corporation and to make such rules and regulations therefor not inconsistent with law, or with the Articles or these Bylaws, and they may deem best.

     (c) To adopt, make, and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time as in their judgement they may deem best.

     (d) To authorize the issuance of shares of stock of the corporation from time to time, upon such terms and for such consideration as may be lawful.

     (e) To borrow money and incur indebtedness for the purposes of the corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bond, debentures, deeds of trust, mortgages, pledges, hypothecations, or other evidences of debt and securities therefor.

     Section 2. NUMBER AND QUALIFICATION OF DIRECTORS. The authorized number of Directors shall be not less than three (3) or more than five (5) until changed by amendment of the Articles of Incorporation or by a by-law duly adopted by the shareholders. The exact number of Directors shall be fixed, within the limits specified in the Articles of Incorporation or the By-Laws, by a by-law or amendment thereof duly adopted by the shareholders or by the Board of Directors.

     The exact number of Directors shall be four (4) until changed as provided in the foregoing paragraph of this Section 2.


                                      8.

     Section 3. ELECTION AND TERM OF OFFICE. The directors shall be elected at each annual meeting of shareholders but if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of shareholders held for that purpose. Each director shall hold office until expiration of the term for which elected and until a successor has been elected and qualified.

     Section 4. VACANCIES. (a) Any director may resign effective upon giving written notice to the Chairman of the Board, the President, Secretary, or the Board, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

     (b) Subject to the provisions of Section 305(c) of the California
General Corporation Law, vacancies in the Board, including those existing as a result of a removal of a director, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until the next annual meeting and until such director's successor has been elected and qualified.

     (c) A vacancy or vacancies in the Board shall be deemed to exist in case of the death, resignation, or removal of any director, or if the authorized number of directors be increased, or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.

     (d) The Board may declare vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony.

     (e) The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. Any such election by written consent requires the consent of a majority of the outstanding shares entitled to vote. If the board accepts the resignation of a director tendered to take effect at a future time, the Board or the shareholders shall have the power to elect a successor to take office when the resignation is to become effective.

     (f) No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of the director's term of office.

     Section 5. PLACE OF MEETING. Regular or special meetings of the Board shall be held at any place within or without the State of California which has been designated from time to time by the Board. In the absence of such designation regular

                                      9.

meetings shall be held at the principal executive office of the corporation.

     Section 6. REGULAR MEETINGS. (a) Immediately following each annual meeting of shareholders the Board shall hold a regular meeting without call or notice for the purpose of organization, election of officers, and the transaction of other business.

     (b) Other regular meetings of the Board shall be held without call or notice on the thirtieth day of the first month of each calendar quarter, or otherwise as specified by the Board; provided, however, should said day fall upon a Saturday, Sunday, or legal holiday observed by the corporation at its principal executive office, then said meeting shall be held at the same time on the next day thereafter ensuing which is a full business day. Call and notice of all regular meetings of the Board are hereby dispensed with.

     Section 7. SPECIAL MEETINGS. (a) Special meetings of the Board for any purpose or purposes may be called at any time by the Chairman of the Board, the president, or the Secretary or by any two directors.

     (b) Special meetings of the Board shall be held upon not less than four days' written notice or not less than 48 hours' notice given personally or by telephone, telegraph, telex, or other similar means of communication. Any such notice shall be addressed or delivered to each director at such director's address as it is shown upon the records of the corporation or as may have been given to the corporation by the director for the purposes of notice or, if such address is not shown on such records or is not readily ascertainable, at the place in which the meetings of the directors are regularly held.

     (c) Notice by mail shall be deemed to have been given at the time a written notice is deposited in the United States mails, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient. Oral notice shall be deemed to have been given at the time it is communicated, in person or by telephone or wireless, to the recipient or to a person at the office of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient.

     Section 8. QUORUM. A majority of the authorized number of directors constitutes a quorum of the Board for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall


                                     10.

be regarded as the act of the Board, unless a greater number be required by law or by the Articles. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meetings.

     Section 9. PARTICIPATION IN MEETINGS BY CONFERENCE TELEPHONE. Members of the Board may participate in a meeting through the use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. Participation in a meeting pursuant to this Section 9 constitutes presence in person at such meeting.

     Section 10. WAIVER OF NOTICE. The transactions of any meeting of the Board, however called and noticed or wherever held, are as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding such meeting or an approval of the minutes thereof. All such waivers, consents, or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     Section 11. ADJOURNMENT. A majority of the directors present, whether or not a quorum is present, may adjourn any directors' meeting to another time and place. If the meeting is adjourned for more than 24 hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

     Section 12. FEES AND COMPENSATION. Directors and members of committee may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by the Board, provided that nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

     Section 13. ACTION WITHOUT MEETING. Any action required or permitted to be taken by the Board may be taken without a meeting if all members of the Board shall individually or collectively consent in writing to such action. Such consent or consents shall have the same effect as a unanimous vote of the Board and shall be filed with the minutes of the proceedings of the Board.

     Section 14. RIGHTS OF INSPECTION. Every director shall have the absolute right at any reasonable time to inspect and


                                       11.

copy all books, records, and documents of every kind and to inspect the physical properties of the corporation and also of its subsidiary corporations, domestic or foreign. Such inspection by a director may be made in person or by agent or attorney and includes the right to copy and obtain extracts.

    Section 15. COMMITTEES. (a) The Board may appoint one or more committees, each consisting of two or more directors, and delegate to such committees any of the authority of the Board except with respect to:

    (i) The approval of any action for which the General Corporation Law also requires shareholders' approval or approval of the outstanding shares;

   (ii)  The filling of vacancies on the Board or on any committee;

  (iii) The fixing of compensation of the directors for serving on the Board or on any committee;

   (iv)  The amendment or repeal of Bylaws or the adoption of new Bylaws;

    (v) The amendment or repeal of any resolution of the Board which by its express terms is not so amendable or repealable;

   (vi) A distribution to the shareholders of the corporation except at a rate or in a periodic amount or within a price range determined by the Board.

  (vii) The appointment of other committees of the Board or the members thereof.

    (b) Any such committee must be appointed by resolution adopted by a majority of the authorized number of directors and may be designated an Executive Committee or by such other name as the Board shall specify. Except as set forth below, the Board shall have the power to prescribe the manner in which proceedings of any such committee shall be conducted; in the absence of any such prescription, such committee shall have the power to prescribe the manner in which its proceedings shall be conducted. The regular and special meetings of any such committee shall be governed by the provisions of this Article applicable to meetings and actions of the Board. Minutes shall be kept of each meeting of each committee.

    Section 16. EXCEPTION FOR CLOSE CORPORATION. Notwithstanding the provisions of Section 1, in the event that this corporation shall elect to become a close corporation as defined in Section 186 of the California General Corporations Law its shareholders may enter into a Shareholders' Agreement as provided in Section 300(b). Said agreement may provide for the exercise of corporate powers and the management of the business and affairs of this corporation by the shareholders, provided, however, such agreement shall, to the extent and so long as the discretion or the powers of the Board in its management of


                                       12.

corporate affairs is controlled by such agreement, impose upon each shareholder who is a party thereof, liability for managerial acts performed or omitted by such person pursuant thereto otherwise imposed upon directors as provided in Section 300(d) of the California General Corporation Law.

    Section 17. SOLE DIRECTOR PROVIDED BY ARTICLES OF INCORPORATION OR BY-LAWS. In the event only one (1) director is required by the By-Laws or Articles of Incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the directors shall be deemed to refer to such notice, waiver, etc., by such sole director, who shall have all the rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described as given to a Board of Directors.

    Section 18. ADVISORY DIRECTORS. The Board of Directors from time to time may elect one or more persons to be Advisory Directors who shall not by such appointment be members of the Board of Directors. Advisory Directors shall be available from time to time to perform special assignments specified by the president, to attend meetings of the Board of Directors upon invitation and to furnish consultation to the Board. The period during which the title shall be held may be prescribed by the Board of Directors. If no period is prescribed, the title shall be held at the pleasure of the Board.

                            ARTICLE IV.  OFFICERS

    Section 1. OFFICERS. The officers of the corporation shall be a president, a secretary, and a treasurer. The corporation may also have, at the discretion of the Board, a chairman of the board, one or more assistant treasurers, and such other officers as may be elected or appointed in accordance with the provisions of Section 3 of this Article.

    Section 2. ELECTION. The officers of the corporation, except such officers as may be elected or appointed in accordance with the provisions of
Section 3 or Section 5 of this Article, shall be chosen annually by, and shall serve at the pleasure of, the Board, and shall hold their respective offices until their resignation, removal, or other disqualification from service, or until their respective successors shall be elected.

    Section 3. SUBORDINATE OFFICERS. The Board may elect, and may empower the President to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for a such period, have such authority, and perform such


                                       13.

duties as are provided in these Bylaws or as the Board may from time to time determine.

    Section 4. REMOVAL AND RESIGNATION. (a) Any officer may be removed, either with or without cause, by the Board of Directors at any time, or, except in the case of an office chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board. Any such removal shall be without prejudice to the rights, if any, of the officer under any contract of employment of the officer.

    (b) Any officer may resign at any time by giving written notice to the corporation, but without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

    Section 5. VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification, or any other cause shall be filled in the manner prescribed in these Bylaws for regular election or appointment to such office.

    Section 6. CHAIRMAN OF THE BOARD. The Chairman of the Board, if there be such an officer, shall be the Chief Executive Officer of the corporation and shall, if present, preside at all meetings of the Board and exercise and perform such other powers and duties as may be from time to time assigned by the Board.

    Section 7. PRESIDENT. Subject to such powers, if any, as may be given by the Board to the Chairman of the Board, if there be such an officer, the President is the Chief Operating Officer, general manager and, unless there be a Chairman of the Board, the Chief Executive Officer, of the corporation and has, subject to the control of the Board, general supervision, direction, and control of the business and officers of the corporation. The President shall preside at all meetings of the shareholders and, in the absence of the Chairman of the Board, or if there be none at all meetings of the Board. The president has the general powers and duties of management usually vested in the office of president and general manager of a corporation and such other powers and duties as may be prescribed by the Board.

    Section 8. VICE PRESIDENTS. In the absence or disability of the President, the Vice Presidents in order of their rank as fixed by the Board or, if not ranked, the Vice President designated by the Board, shall perform all the duties of the President, and when so acting shall have all the powers of, and


                                       14.

be subject to all the restrictions upon, the president. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board.

    Section 9. SECRETARY. (a) The Secretary shall keep or cause to be kept, at the principal executive office and such other place as the Board may order, a book of minutes of all meetings of shareholders, the Board, and its committees, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at Board and committee meetings, the number of shares present or represented at shareholders' meetings, and the proceedings thereof. The Secretary shall keep, or cause to be kept, a copy of the Bylaws of the corporation at the principal executive office or business office in accordance with Section 213 of the California General Corporation Law.

    (b) The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, if one be appointed, a share register, or a duplicate share register, showing the names of shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

    (c) The Secretary shall give, or cause to be given, notice of all the meetings of the shareholders and of the Board and of any committees thereof required by these Bylaws or by law to be given, shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board.

    Section 10. TREASURER. (a) The Treasurer is the Chief Financial Officer of the corporation and shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation, and shall send or cause to be sent to the shareholders of the corporation such financial statements and reports as are by law or these Bylaws required to be sent to them. The books of account shall at all times be open to inspection by any director.

    (b) The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the Board. The Treasurer shall disburse the funds of the corporation as may be ordered by the Board, shall render to the president and directors, whenever they request it, an account of all transactions as Treasurer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board.


                                       15.

                            ARTICLE V.  OTHER PROVISIONS

    Section 1. INSPECTION OF CORPORATE RECORDS. (a) A shareholder or shareholders holding at least five percent in the aggregate of the outstanding voting shares of the corporation or who hold at least one percent of such voting shares and have filed a Schedule 14B with the United States Securities and Exchange Commission relating to the election of directors of the corporation shall have an absolute right to do either or both of the following:

         (i) Inspect and copy the records of shareholders' names and addresses and shareholdings during usual business hours upon five business days' prior written demand upon the corporation; or

        (ii) Obtain from the transfer agent, if any, for the corporation, upon five business days, prior written demand and upon the tender of its usual charges for such a list (the amount of which charges shall be stated to the shareholder by the transfer agent upon request), a list of the shareholders' names and addresses who are entitled to vote for the election of directors and their shareholdings, as of the most recent record date for which it has been compiled or as of a date specified by the shareholder subsequent to the date of demand.

    (b) The records of shareholders shall also be open to inspection and copying by any shareholder or holder of a voting trust certificate at any time during usual business hours upon written demand on the corporation, for a purpose reasonably related to such holder's interest as a shareholder or as a holder of such voting trust certificate.

    (c) The accounting books and records and minutes of proceedings of the shareholders and the Board and committees of the Board shall be open to inspection upon written demand on the corporation by any shareholder or holder of a voting trust certificate at any reasonable time during business hours, for a purpose reasonably related to such holder's interest as a shareholder or holder of a voting trust certificate.

    (d) Any inspection and copying under this Article may be made in person or by agent or attorney.

    Section 2. INSPECTION OF BYLAWS. The corporation shall keep in its principal executive office the original or a copy of these Bylaws as amended to date which shall be open to inspection by shareholders at all reasonable times during office hours. If the principal executive office of the corporation is outside the State of California and the corporation has no principal business office in such state, it shall upon written notice of any shareholder furnish to such shareholder a copy of these Bylaws as amended to date.

                                       16.

    Section 3. ENDORSEMENT OF DOCUMENTS; CONTRACTS. Subject to the provisions of applicable law, any note, mortgage, evidence of indebtedness, contract, share certificate, conveyance, or other instrument in writing and any assignment or endorsements thereof executed or entered into between this corporation and any other person, when signed by the Chairman of the Board, the President or any vice president, and the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of this corporation shall be valid and binding on this corporation in the absence of actual knowledge on the part of the other person that the signing officer had not authority to execute the same. Any such instrument may be signed by any other person or persons and in such manner as from time to time shall be determined by the Board and, unless so authorized by the Board, no officer, agent, or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or amount.

    Section 4. CERTIFICATES OF STOCK. (a) Every holder of shares of the corporation shall be entitled to have a certificate signed in the name of the corporation by the Chairman of the Board, the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. If any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent, or registrar at the date of issue.

    (b) Certificates for shares may be issued prior to full payment as partly paid and subject to call for the remainder of the consideration to be paid therefore under such restrictions and for such purposes as the Board may provide; provided, however, that on any certificate issued to represent any partly paid shares, the total amount of consideration to be paid therefor and the amount paid thereon shall be stated.

    (c) Except as provided in this Section 4 no new certificate for shares shall be issued in lieu of an old one unless the latter is surrendered and cancelled at the same time. The Board may, however, in case any certificate for shares is alleged to have been lost, stolen, or destroyed, authorize the issuance of a new certificate in lieu thereof, and the corporation be given a bond or other adequate security sufficient to indemnify it against any claim that may be made against it (including expense or liability) on account of the alleged loss, theft, or

                                       17.

destruction of such certificate or the issuance of such new certificate.

    (d) In the event any shares of this corporation are issued pursuant to a permit or exemption therefrom requiring the imposition of a legend condition, the person or persons issuing or transferring said shares shall make sure said legend appears on the certificate and shall not be required to transfer any shares free of such legend unless an amendment to such permit or a new permit be first issued so authorizing such a deletion.

    (e) All certificates representing shares of this corporation, in the event it shall elect to become a close corporation, shall contain the legend required by Section 418(c) of California General Corporation Law.

    Section 5. REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The Chairman of the Board, the President, any Vice President or any other officer or officers authorized by the Board or the President are each authorized to vote, represent, and exercise on behalf of the corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the corporation. The authority herein granted may be exercised either by any such officer in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officer.

    Section 6. STOCK PURCHASE PLANS. (a) The corporation may adopt and carry out a stock purchase plan or agreement or stock option plan or agreement providing for the issue and sale for such consideration as may be fixed of its unissued shares, or of issued shares acquired or to be acquired, to one or more of the employees or directors of the corporation or of a subsidiary or to a trustee on their behalf and for the payment for such shares in installments or at one time, and may provide for aiding any such person in paying for such shares by compensation for services rendered, promissory notes, or otherwise.

    (b) Any such stock purchase plan or agreement or stock option plan or agreement may include, among other features, the fixing of eligibility for participation therein, the class and price of shares to be issued or sold under the plan or agreement, the number of shares which may be subscribed for, the method of payment therefor, the effect of the termination of employment and option or obligation on the part of the corporation to repurchase the shares upon termination of employment, restrictions upon the transfer of the shares, the time limits of and termination of the plan, and any other matters, not in violation of applicable law, as may be included in the plan as approved or authorized by the Board or any committee of the Board.

                                       18.

     Section 7. ANNUAL REPORT TO SHAREHOLDERS. For so long as the corporation has less than 100 holders of record of its shares determined as provided in
Section 605 of the California General Corporation Law, the annual report to shareholders referred to in Section 1501 of the California General
Corporation Law is expressly waived, but nothing herein shall be interpreted as prohibiting the Board from issuing annual or other reports to shareholders.

     Section 8. CONSTRUCTION AND DEFINITIONS. Unless the context otherwise requires, the general provisions, rules of construction, and definitions contained in the General Provisions of the California Corporations Code and in the California General Corporation Law shall govern the construction of these Bylaws.

     Section 9. ACCOUNTING YEAR. The accounting year of the corporation shall be fixed by resolution of the Board of Directors.

                           ARTICLE VI. INDEMNIFICATION.

     Section 1. DEFINITIONS. For the purposes of this Article, "agent" includes any person who is or was a director, officer, employee, or other agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation; "proceeding" includes any threatened, pending, or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes attorneys' fees and any expenses of establishing a right to indemnification under Section 4 or Section 5(c).

     Section 2. INDEMNIFICATION IN ACTIONS BY THIRD PARTIES. The corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was an agent of the corporation, against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or upon a

                                      19.

plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the corporation or that the person had reasonable cause to believe that the person's conduct was unlawful.

     Section 3. INDEMNIFICATION IN ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. The corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was an agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if such person acted in good faith, in a manner such person believed to be in the best interests of the corporation, and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. No indemnification shall be made under this
Section 3;

     (a) In respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the corporation in the performance of such person's duty to the corporation, unless and only to the extent that the court in which such action was brought shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for the expenses which such court shall determine;

     (b) Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval; or

     (c) Of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval.

     Section 4. INDEMNIFICATIONS AGAINST EXPENSES. To the extent that an agent of the corporation has been successful on the merits in defense of any proceeding referred to in Section 2 or 3 or in defense of any claim, issue or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.

     Section 5. REQUIRED DETERMINATIONS. Except as provided in Section 4, any indemnification under this Article shall be made by the corporation only if authorized in the specific case, upon a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 by:

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     (a) A majority vote of a quorum consisting of directors who are not parties to such proceeding;

     (b) Approval of the shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon; or

     (c) The court in which such proceeding is or was pending upon application made by the corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney, or other person is opposed by the corporation.

     Section 6. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by the corporation prior to the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the agent to repay such amount unless it shall be determined ultimately that the agent is entitled to be indemnified as authorized in this Article.

     Section 7. OTHER INDEMNIFICATION. No provision made by the corporation to indemnify its or its subsidiary's directors or officers for the defense of any proceeding, whether contained in the Article, By laws, a resolution of shareholders or directors, an agreement, or otherwise, shall be valid unless consistent with this Article. Nothing contained in this Article shall affect any right to indemnification to which persons other than such directors and officers may be entitled by contract or otherwise.

     Section 8. FORMS OF INDEMNIFICATION NOT PERMITTED. No indemnification or advance shall be made under this Article except as provided in Section 4 or
Section 5(c) in any circumstance where it appears:

     (a) That it would be inconsistent with a provision of the Articles, Bylaws, a resolution of the shareholders or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

     (b) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

     Section 9. INSURANCE. The corporation shall have power to purchase and maintain insurance on behalf of any agent of the corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such whether or not the corporation would have the power to indemnify the agent against such liability under the provisions of this Article.

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     Section 10. NONAPPLICABILITY TO FIDUCIARIES OF EMPLOYEE BENEFIT PLANS.
This Article does not apply to any proceedings against any trustee, investment manager, or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of the corporation as defined in Section 1. Nothing contained in this Article shall limit any right to indemnification to which such a trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than
Section 317 of the California General Corporation Law.

                     ARTICLE VII. EMERGENCY PROVISIONS

     Section 1. GENERAL. The provisions of this Article shall be operative only during a national emergency declared by the President of the United States or the person performing the president's functions, or in the event of a nuclear, atomic, or other attack on the United States or a disaster making it impossible or impracticable for the corporation to conduct its business without recourse to the provisions of this Article. Said provisions in such event shall override all other Bylaws of this corporation in conflict with any provisions of this Article, and shall remain operative so long as it remains impossible or impracticable to continue the business of the corporation otherwise, but thereafter shall be inoperative; provided that all actions taken in good faith pursuant to such provisions shall thereafter remain in full force and effect unless and until revoked by action take pursuant to the provisions of the Bylaws other than those contained in this Article.

     Section 2. UNAVAILABLE DIRECTORS. All directors of the corporation who are not available to perform their duties as directors by reason of physical or mental incapacity or for any other reason or who are unwilling to perform their duties or whose whereabouts are unknown shall automatically cease to be directors, with like effect as if such persons had resigned as directors, so long as such unavailability continues.

     Section 3. AUTHORIZED NUMBER OF DIRECTORS. The authorized number of directors shall be the number of directors remaining after eliminating those who have ceased to be directors pursuant to Section 2, or the minimum number required by law, whichever is greater.

     Section 4. QUORUM. The number of directors necessary to constitute a quorum shall be one-third of the authorized number of directors as specified in the foregoing Section, or such other

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minimum number as, pursuant to the law or lawful decree then in force, it is possible for the Bylaws of a corporation to specify.

     Section 5. CREATION OF EMERGENCY COMMITTEE. In the event the number of directors remaining after eliminating those who have ceased to be directors pursuant to Section 2 is less than the minimum number of authorized directors required by law, then until the appointment of additional directors to make up such required minimum, all the powers and authorities which the Board could by law delegate, including all powers and authorities which the Board could delegate to a committee, shall be automatically vested in an emergency committee, and the emergency committee shall thereafter manage the affairs of the corporation pursuant to such powers and authorities and shall have all such other powers and authorities as may by law or lawful decree be conferred on any person or body of persons during a period of emergency.

     Section 6. CONSTITUTION OF EMERGENCY COMMITTEE. The emergency committee shall consist of all the directors remaining after eliminating those who have ceased to be directors pursuant to Section 2, provided that such remaining directors are not less than three in number. In the event such remaining directors are less than three in number, the emergency committee shall consist of three persons, who shall be the remaining director or directors and either one or two officers or employees of the corporation, as the remaining director or directors may in writing designate. If there is no remaining director, the emergency committee shall consist of the three most senior officers of the corporation who are available to serve, and if and to the extent that officers are not available, the most senior employees of the corporation. Seniority shall be determined in accordance with any designation of seniority in the minutes of the proceedings of the Board, and in the absence of such designation, shall be determined by rate of remuneration. In the event that there are no remaining directors and no officers or employees of the corporation available, the emergency committee shall consist of three persons designated in writing by the shareholder owning the largest number of shares of record as of the date of the last record date.

     Section 7. POWERS OF EMERGENCY COMMITTEE. The emergency committee, once appointed, shall govern its own procedures and shall have power to increase the number of members thereof beyond the original number, and in the event of a vacancy or vacancies therein, arising at any time, the remaining member or members of the emergency committee shall have the power to fill such vacancy or vacancies. In the event at any time after its appointment, all members shall die or resign or become unavailable

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to act for any reason whatsoever, a new emergency committee shall be appointed in accordance with the foregoing provisions of this Article.

     Section 8. DIRECTORS BECOMING AVAILABLE. Any person who has ceased to be a director pursuant to the provisions of Section 2 and who thereafter becomes available to serve as a director shall automatically become a member of the emergency committee.

     Section 9. ELECTION OF BOARD OF DIRECTORS. The emergency committee shall, as soon after its appointment as is practicable, take all requisite action to secure the election of a board of directors, and upon such election all the powers and authorities of the emergency committee shall cease.

     Section 10. TERMINATION OF EMERGENCY COMMITTEE. In the event, after the appointment of an emergency committee, a sufficient number of persons who ceased to be directors pursuant to Section 2 become available to serve as directors, so that if they had not ceased to be directors as aforesaid, there would be enough directors to constitute the minimum number of directors required by law, then all such persons shall automatically be deemed to be reappointed as directors and the powers and authorities of the emergency committee shall be at an end.

                         ARTICLE VIII. AMENDMENTS

     These Bylaws may be amended or repealed either by approval of the outstanding shares or by the approval of the Board; provided, however, that after the issuance of shares, a Bylaw specifying or changing a fixed number of directors or the maximum or minimum number or changing form a fixed to a variable Board or vice versa may only be adopted by approval of the outstanding shares.

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            CERTIFICATE BY SECRETARY OF ADOPTION BY DIRECTORS

THIS IS TO CERTIFY:

     That I am the duly elected, qualified and acting Secretary of the above-named Corporation and that the above and foregoing By-Laws of said Corporation on the date set forth below by the persons appointed and elected to act as the first Directors of said Corporation.

     IN WITNESS WHEREOF, I have hereunto set by hand this ________ day of May 1983.



                                        ------------------------------------
                                        Lewis A. Whitaker


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